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                                                                   Exhibit 10.8

                               AMENDMENT NO. 1 TO
                          REGISTRATION RIGHTS AGREEMENT



          This Amendment No. 1 to Registration Rights Agreement ("Amendment") is entered into as of this 18th day of September, 1998, by and among Imaging Technologies Corporation, a Delaware corporation (the "Company"), and the undersigned entities (each of which is herein referred to individually as an "Investor" and all of which are herein referred to collectively as the "Investors"). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Registration Rights Agreement dated as of August 21, 1997, among the Company and the Investors (the "Agreement"):

                                   R E C I T A L S:

          WHEREAS, the Company and the Investors entered into the Agreement in connection with the purchase by the Investors of an aggregate of 500 shares of the Company's Series C Redeemable Convertible Preferred Stock, par value $1,000 per share (the "Series C Preferred Stock") pursuant to a Securities Purchase Agreement, dated as of August 21, 1997 among the Company and the Investors (the "Purchase Agreement");

          WHEREAS, certain disputes have arisen between the Company and certain of the Investors with respect to the Company's right to redeem all shares of Series C Preferred Stock tendered for conversion in lieu of converting such shares;

          WHEREAS, the terms under which the Company and these Investors have agreed to settle all of their disputes, as well as the terms regarding other matters to which all of the other Investors have agreed, are set forth in a Settlement and Mutual Release Agreement dated as of the date hereof between the Company and the Investors (the "Settlement Agreement");

          WHEREAS, as part of the settlement contemplated by the Settlement Agreement, the Company has agreed to issue to two of the Investors, Nelson Partners ("Nelson") and Olympus Securities, Ltd. ("Olympus"), warrants (the "Settlement Warrants") to purchase up to an aggregate of 100,000 shares of the Company's Common Stock, par value $0.005 per share (the "Common Stock");

          WHEREAS, as part of the settlement contemplated by the Settlement Agreement, the Company has agreed to issue to Nelson and Olympus non-convertible subordinated promissory notes and warrants (together with the Settlement Warrants, the "New Warrants") to purchase up to an aggregate of 200,000 shares of the Company's Common Stock, par value $0.005 per share (the "Common Stock"); and

          WHEREAS, in connection with the closing of the settlement contemplated by the Settlement Agreement, the Company has agreed to grant certain registration rights to Nelson and Olympus with respect to the shares of Common Stock issuable upon exercise of the New Warrants (the "New Warrant Shares"), and the Company and the Investors have each agreed to amend and restate certain provisions of the Agreement, all as set forth in this Amendment.

          NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and sufficient consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.   Amendments to Agreement.

     1.1 SECTION 1(d). Section 1(d) of the Agreement is amended and restated in its entirety to read as follows:

               "d. "REGISTRABLE SECURITIES" means the Conversion Shares issued or issuable upon conversion of the Preferred Shares, the Warrant Shares issued or issuable upon exercise of the Warrants and the New Warrant Shares (as defined in the Amendment No. 1 to Registration Rights Agreement dated September 18, 1998, among the Company and the Investors) issued or issuable upon exercise of the New Warrants (as defined in the Amendment No. 1 to Registration Rights Agreement dated September 18, 1998, among the Company and the Investors), and any shares of capital stock issued or issuable with respect to the Conversion Shares, the Warrant Shares, the New Warrant Shares, the New Warrants, the Warrants or the Preferred Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise."

     1.2 SECTION 2(f). A new Section 2(f) is hereby added to the Agreement as follows:

               "f. REGISTRATION OF CERTAIN REGISTRABLE SECURITIES. If at any time prior to the expiration of the Registration Period the Company proposes to file with the SEC a Registration Statement relating to an offering for the account of others under the 1933 Act of any of its securities, the Company shall promptly send to NP Partners, formerly known as Nelson Partners ("Nelson"), and Olympus Securities, Ltd. ("Olympus") written notice of the Company's intention to file a Registration Statement and of Nelson's and Olympus' rights under this Section 2(f) and, if within twenty (20) days after receipt of such notice, Nelson and/or Olympus shall so request in writing, the Company shall include in such Registration Statement all or any part of the New Warrant Shares and any shares of capital stock issued or issuable with respect to the New Warrant Shares or the New Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise (collectively, the "New Warrant Registrable Securities") Nelson and/or Olympus requests to be registered. In the event the Company has not filed a shelf Registration Statement pursuant to Rule 415 under the 1933 Act relating to an offering for the account of others, which is not underwritten, under the 1933 Act of any of its securities on or before September 17, 2000 (the "Filing Deadline"), the Company shall prepare and, on or prior to the Filing Deadline, file with the SEC a Registration Statement on Form S-3 (or, if such form is unavailable for such registration, on such other form as is available for such registration, subject to the consent of the Investors holding a majority of the New Warrant Registrable Securities, which consent will not be unreasonably withheld), covering the resale of all of the New Warrant Registrable Securities. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than 90 days after the Filing Deadline. The obligations of the Company under this Section 2(f) may be waived by Investors holding a majority of the New Warrant Registrable Securities. If an offering in connection with which Nelson or Olympus is entitled to registration under this Section 2(f) is an underwritten offering, then Nelson and/or Olympus shall, if they are participating in the offering and unless otherwise agreed by the Company, offer and sell such New Warrant Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. The Company shall have no obligation under this Section 2(f) to include any of the New Warrant Registrable Securities in any Registration Statement relating to an offering for its own account of any of its securities, nor shall the Company have any obligation to include any of the New Warrant Registrable Securities in the Registration Statement filed pursuant to Section 2(a) of this Agreement (Registration No. 333-37245).

     1.3 SECTION 3(a). Section 3(a) of the Agreement is amended and restated in its entirety to read as follows:

               "a. The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities (on or prior to the forty-fifth (45th) day after the date of issuance of any Preferred Shares for the registration of Registrable Securities pursuant to
     Section 2(a)) and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as possible after such filing (but in no event later than 150 days after the issuance of any Preferred Shares for the registration of Registrable Securities pursuant to Section 2(a)), and keep such Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date on which (A) the Investors shall have sold all the Registrable Securities and (B) none of the Preferred Shares, Warrants or New Warrants is outstanding (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading."

     1.4 SECTION 9. Section 9 of the Agreement is amended and restated in its entirety to read as follows:

               "9.  ASSIGNMENT OF REGISTRATION RIGHTS.

                    The Rights under this Agreement shall be automatically assignable by the Investors to any transferee of not less than 50,000 Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment;
     (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the



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     1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transferee shall be an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the 1933 Act."

     1.5 SECTION 11(b). Section 11(b) of the Agreement is amended and restated in its entirety to read as follows:

               "b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) three (3) days after being sent by U.S. certified mail, return receipt requested; or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

               If to the Company:

                    Imaging Technologies Corporation
                    11031 Via Frontera
                    San Diego, California 92127
                    Telephone:  (619) 613-1300
                    Facsimile:  (619) 613-1311
                    Attention:  President

               With a copy to:

                    Brobeck, Phleger & Harrison LLP
                    550 West C Street, Suite 1300
                    San Diego, California 92101
                    Telephone:  (619) 234-1966
                    Facsimile:  (619) 234-3848
                    Attention:  John R. Cook, Esq.

               If to a Buyer, to its address and facsimile number on the Schedule of Buyers attached hereto, with copies to such Buyer's counsel as set forth on the Schedule of Buyers.

     Each party shall provide five (5) days prior notice to the other party of any changes in address, phone number or facsimile number."



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     1.6 DELETED SECTIONS. The following Sections of the Agreement are hereby deleted in their entirety: Section 2(b), Section 2(c), Section 2(d), Section 3(e), Section 3(i), Section 4(c) and Section 4(e).

2.   MISCELLANEOUS.

     2.1 EFFECT OF AMENDMENT; CONFLICTS. Except as specifically amended by this Amendment, the Agreement as previously executed remains in full force and effect. In the event of any conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall govern and control.

     2.2 COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     2.3 ENTIRE AGREEMENT. This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement among the parties hereto with regard to the subject hereof and thereof.

     2.4 SEVERABILITY. If any provision of this Amendment shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Amendment in that jurisdiction or the validity or enforceability of any provision of this Amendment in any other jurisdiction.

     2.5 NO STRICT CONSTRUCTION. This Amendment is the result of arms-length negotiations between the parties hereto and has been prepared jointly by the parties. In applying and interpreting the provisions of this Amendment, there shall be no presumption that the Amendment was prepared by any one party or that the Amendment shall be construed in favor of or against any one party.





               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]



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     This Amendment No. 1 to Registration Rights Agreement has been executed effective as of the date first written above.


                                  IMAGING TECHNOLOGIES CORPORATION



                                  By: /S/  BRIAN BONAR
                                     -----------------------
                                  Brian Bonar, President and
                                  Chief Executive Officer


                                  INVESTORS:
                                  NP PARTNERS, formerly known as Nelson Partners


                                  By: /S/  ILLEGIBLE
                                     -----------------------
                                  Title: AUTHORIZED SIGNATORY


                                  OLYMPUS SECURITIES, LTD.


                                  By: /S/  ILLEGIBLE
                                     -----------------------
                                  Title: AUTHORIZED SIGNATORY


                                  RAMIUS FUND, LTD.


                                  By: /S/  MICHAEL L. GORDON
                                     -------------------------
                                  Title:  MANAGING OFFICER


                                  RAPHAEL, L.P.


                                  By: /S/  MICHAEL L. GORDON
                                     -----------------------
                                  Title: CHIEF OPERATING OFFICER



                     [SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                         REGISTRATION RIGHTS AGREEMENT]

                                  LEONARDO, L.P.


                                  By: /S/  MICHAEL L. GORDON
                                     -----------------------
                                  Its: CHIEF OPERATING OFFICER


                                  GAM ARBITRAGE INVESTMENTS, INC.


                                  By: /S/  MICHAEL L. GORDON
                                     -----------------------
                                  Its: CHIEF OPERATING OFFICER


                                  AG SUPER FUND INTERNATIONAL PARTNERS, L.P.

                                  By: /S/  MICHAEL L. GORDON
                                     -----------------------
                                  Its: CHIEF OPERATING OFFICER


                                  HICK INVESTMENTS, LTD.


                                  By: /S/ MICHAEL L. GORDON
                                     -----------------------
                                  Its:  MANAGING OFFICER


                                  THEMIS PARTNERS L.P.


                                  By: /S/  ILLEGIBLE
                                     -----------------------
                                  Its:






                      [SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                         REGISTRATION RIGHTS AGREEMENT]

                                  HERACLES FUND


                                  By: /S/  ILLEGIBLE
                                     -----------------------
                                  Its:


                                  SAMYANG MERCHANT BANK

                                  By: /S/  ILLEGIBLE
                                     -----------------------
                                  Its:






























                      [SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                         REGISTRATION RIGHTS AGREEMENT]